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                                                                     EXHIBIT 4.3

                              CERTIFICATE OF TRUST
                                       OF
                        STIFEL FINANCIAL CAPITAL TRUST I

      This CERTIFICATE OF TRUST of Stifel Financial CAPITAL TRUST I (the "Trust"), dated as of March 21, 2002, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

      1. NAME. The name of the business trust formed hereby is Stifel Financial Capital Trust I.

      2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

      3. EFFECTIVE DATE. This Certificate of Trust shall be effective on the date of filing.

      IN WITNESS WHEREOF, each of the undersigned, being a trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811 of the Act.


                                        WILMINGTON TRUST COMPANY, as Trustee

                                        By:  /s/ Anita E. Dallago
                                            ------------------------------------
                                        Name:  Anita E. Dallago
                                        Title: Senior Financial Services Officer

                                             /s/ James M. Zemlyak
                                            ------------------------------------
                                            JAMES M. ZEMLYAK, as Trustee

                                             /s/ Bernard N. Burkemper
                                            ------------------------------------
                                            BERNARD N. BURKEMPER, as Trustee

                                             /s/ Thomas A. Prince
                                            ------------------------------------
                                            THOMAS A. PRINCE, as Trustee